UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2022

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Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices) (Zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLSE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was a virtual meeting held via live audio webcast. The stockholders of the Company voted on the following items at the Annual Meeting:

1.to elect seven directors to hold office until the Company’s 2023 annual meeting and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2.to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.to approve, by non-binding advisory vote, the compensation of our named executive officers; and

4.to vote on, on an advisory basis, the frequency of future advisory stockholder votes to approve the compensation of our named executive officers.

The voting results for each of these proposals are detailed below:

1.Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Robert W. Duggan	17,324,926	1,156,556	21,143	7,411,380
Mitchell E. Levinson	18,209,319	185,102	108,204	7,411,380
Manmeet S. Soni	18,228,951	151,578	122,096	7,411,380
Shelley D. Spray	18,310,907	70,872	120,846	7,411,380
Darrin R. Uecker	18,211,599	189,619	101,407	7,411,380
Richard A. van den Broek	18,247,092	133,053	122,480	7,411,380
Mahkam Zanganeh, D.D.S	18,330,649	52,620	119,356	7,411,380

Each director nominee was duly elected to serve until the 2023 Annual Meeting and until his or her successor is duly elected and qualified.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
25,725,171	11,248	177,586	N/A

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.Approval of the Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-votes
18,144,288	318,393	39,944	7,411,380

The stockholders voted “FOR” the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers.

4.Approval of Frequency of Future Advisory Stockholder Votes to Approve Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstained
2,261,104	292,693	15,908,724	40,104

The stockholders voted in favor, on a non-binding advisory basis, of holding future advisory stockholder votes on the compensation paid to our named executive officers once every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE BIOSCIENCES, INC.

By:	/s/ Sandra A. Gardiner
Sandra A. Gardiner Chief Financial Officer, Executive Vice President of Finance and Administration, and Treasurer (Principal Financial and Accounting Officer)

Date: May 23, 2022